Filed pursuant to 497(e) and 497(k)
File Nos. 333-30810 and 811- 09819

State Street Institutional Investment Trust

State Street Prime Money Market ETF

(the “Fund”)

Supplement dated June 12, 2026 to the currently effective Statement of Additional Information (“SAI”),

dated February 5, 2026, as may be supplemented from time to time

Effective June 15, 2026 (the “Effective Date”), redemption orders will be received and processed by State Street Global Advisors Funds Distributors, Inc., the distributor of the Fund (the “Distributor”).

Accordingly, as of the Effective Date, the first paragraph of the section “REDEMPTIONS” in the Fund’s SAI is updated as follows:

Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Distributor and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

061226SUPP3